EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-67172) of HyperMedia Communications, Inc. of our report dated February 4, 2000, relating to the financial statements, of Hypermedia Communications, Inc., for the year ended December 31, 1999,which appear in this form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
April 27, 2000


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